UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2011
ALEXZA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.
On July 26, 2011, Alexza Pharmaceuticals, Inc. (“Alexza”) announced that it would report its 2011 Second Quarter financial results on Monday, August 8, 2011. Alexza also announced that the resubmission of its Staccato® loxapine (AZ-004) New Drug Application (“NDA”) to the U.S. Food and Drug Administration is now planned for Monday, August 8, 2011. The press release announcing the release of the financial results and the planned resubmission of the NDA is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1
Press Release titled “Alexza to Announce 2011 Second Quarter Financial Results on Monday, August 8, 2011; AZ-004 (Staccato® loxapine) NDA Resubmission Now Planned for August 8, 2011” dated July 26, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: July 26, 2011	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Press Release titled “Alexza to Announce 2011 Second Quarter Financial Results on Monday, August 8, 2011; AZ-004 (Staccato® loxapine) NDA Resubmission Now Planned for August 8, 2011” dated July 26, 2011.